                      NUTRITION MANAGEMENT SERVICES COMPANY

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 15, 2006

To the Shareholders:

         NOTICE IS HEREBY  GIVEN that the Annual  Meeting of  Shareholders  (the
"Meeting") of NUTRITION MANAGEMENT SERVICES COMPANY, a Pennsylvania  corporation
(the  "Company"),  will be held at the  Collegeville Inn Conference and Training
Center,  4000 Ridge Pike,  Collegeville,  PA, 19426, on March 15, 2006, at 10:00
A.M., Local Time, for the following purposes:

                1.      To elect seven (7) members of the Board of  Directors to
                        serve until the next annual meeting of shareholders  and
                        until  their  successors  have  been  duly  elected  and
                        qualified.  THE BOARD UNANIMOUSLY  RECOMMENDS A VOTE FOR
                        THE  ELECTION  OF EACH OF THE  BOARD'S  NOMINEES  ON THE
                        ENCLOSED WHITE PROXY CARD.

                2.      To  transact  such other  business  as may  properly  be
                        brought before the meeting or any adjournment thereof.

         The Board of  Directors  has fixed the close of business on January 18,
2006 as the record  date for the  Meeting.  Only  shareholders  of record on the stock  transfer  books of the  Company at the close of business on that date are entitled to notice of, and to vote at, the Meeting.

                                            By Order of the Board of Directors

                                            /s/ Joseph V. Roberts
                                            JOSEPH V. ROBERTS
                                            CHAIRMAN AND CHIEF EXECUTIVE OFFICER

Dated: Kimberton, Pennsylvania
       February 21, 2006

         WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, YOU ARE
           URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY
               IN THE ENVELOPE THAT IS PROVIDED, WHICH REQUIRES NO
                     POSTAGE IF MAILED IN THE UNITED STATES.

                     NUTRITION MANAGEMENT SERVICES COMPANY
                               2071 KIMBERTON ROAD
                          KIMBERTON, PENNSYLVANIA 19442

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS

                                  INTRODUCTION

         This Proxy Statement is being furnished to shareholders by the Board of
Directors of Nutrition  Management Services Company, a Pennsylvania  corporation
(the "Company"),  in connection with the solicitation of the accompanying  Proxy for use at the March 15, 2006 Annual Meeting of Shareholders of the Company (the
"Meeting") to be held at the  Collegeville  Inn Conference and Training  Center,
4000 Ridge Pike, Collegeville,  Pennsylvania,  19426 on March 15, 2006, at 10:00
A.M., Local Time, or at any adjournment thereof.

         The  principal  executive  offices of the  Company  are located at 2071
Kimberton Road,  Kimberton,  Pennsylvania  19442.  The approximate date on which this Proxy Statement and the  accompanying  Proxy will first be sent or given to shareholders is February 15, 2006.

                        RECORD DATE AND VOTING SECURITIES

         Only  shareholders  of record at the close of  business  on January 18,
2006, the record date (the "Record  Date") for the Meeting,  will be entitled to notice of, and to vote at, the Meeting and any  adjournment  thereof.  As of the close of business on the Record Date, there were 2,747,000 outstanding shares of the  Company's  Class "A" common  stock,  no par value  (the  Class "A"  "Common
Stock").  Each of such  shares  is  entitled  to one  vote.  As of the  close of business  on the Record  Date,  there  were  100,000  outstanding  shares of the
Company's  Class "B" Common  Stock,  no par value (the "Class B Common  Stock").
Each of the Class B common  shares is  entitled  to seven  votes.  The Class "A"
Common Stock and the Class "B" Common Stock are sometimes  collectively referred to herein as the "Common  Stock." There was no other class of voting  securities of the Company  outstanding on that date. A majority of the  outstanding  shares present in person or by proxy is required for a quorum.

                                VOTING OF PROXIES

         Shares of Common  Stock  represented  by  Proxies,  which are  properly executed,  duly  returned and not revoked will be voted in  accordance  with the instructions  contained therein.  If no specification is indicated on the Proxy, the  shares  of  Common  Stock  represented  thereby  will be voted  (i) for the election as  Directors  of the persons who have been  nominated  by the Board of
Directors and (ii) for any other matter that may properly be brought  before the
Meeting in  accordance  with the  judgment  of the person or persons  voting the
Proxies.  If a signed  Proxy Card is returned  by a  stockholder  and  expressly reflects an abstention upon any proposal,  the shares evidenced  thereby will be counted  towards the quorum  necessary to convene the meeting.  Abstentions  and broker  non-votes  are not  counted  as votes  cast on any  matter to which they relate. The execution of a Proxy will in no way affect a shareholders'  right to attend the  Meeting and vote in person.  Any Proxy  executed  and  returned by a shareholder  may  be  revoked  at any  time  thereafter  if  written  notice  of revocation  is given to the  Secretary  of the  Company  prior to the vote to be taken at the Meeting,  or by execution of a subsequent  proxy which is presented to the Meeting,  or if the shareholder  attends the Meeting and votes by ballot, except as to any  matter  or  matters  upon  which a vote  shall  have been cast pursuant to the authority conferred by such Proxy prior to such revocation.

         The cost of  solicitation  of the Proxies being  solicited on behalf of the Board of Directors  will be borne by the Company.  In addition to the use of the mails, proxy  solicitation may be made by telephone,  telegraph and personal interview by officers, directors and employees of the Company. The Company will, upon request, reimburse brokerage houses and persons holding Common Stock in the names of their  nominees  for their  reasonable  expenses in sending  soliciting material to their principals.

         Directors  shall be elected by a plurality of the votes cast, in person or by proxy, at the Meeting.

         Approval of the shareholder  proposal  requires the affirmative vote of the holders of a majority of the shares of Common Stock  entitled to vote at the meeting and represented in person or by proxy.

                                      -2-

                               SECURITY OWNERSHIP

         The following table sets forth information  concerning ownership of the
Company's  Common  Stock,  as of the Record Date, by each person known to be the beneficial  owner of more than five percent of the Common Stock,  each director, nominees  for  director,  and by all  directors  and  executive  officers of the
Company as a group:

                                                                   Percentage of
          Name and Address                     Shares               Outstanding         Percentage of
        of Beneficial Owner              Beneficially Owned         Common Stock       Voting Power(1)
        -------------------              ------------------         ------------       ---------------
Joseph V. Roberts                         1,958,000(2)(3)              68.8%                74.2%
2071 Kimberton Road
Kimberton, PA 19442

Kathleen A. Hill                             126,233(3)                 4.4%                3.7%

Michael Gosman                               15,000(4)                   *                    *

Samuel R. Shipley, III                       21,000(5)                   *                    *

Michelle Roberts-O'Donnell(6)                  1,929                     *                    *

Jane Scaccetti                               15,000(4)                   *                    *

Richard Kresky                                 7,775                     *                    *

All executive officers and                2,039,937(2)(3)              70.3%                75.4%
Directors as a Group (7 persons)                   (4)(5)
---------------------
* Less than 1%

(1)      Calculated on the basis of the Class A Common Stock having one vote per share and the Class B Common Stock having seven votes per share.

(2)      Mr. Roberts owns  1,858,000  shares of Class A Common Stock and 100,000 shares of Class B Common Stock. Mr. Roberts' beneficial  ownership does not include shares held by his adult son and his adult daughter and Mr.
         Roberts disclaims any beneficial ownership of such stock.

(3)      Mr. Roberts has granted Ms. Hill an immediately  exercisable  option to purchase  105,000  shares of his Class A Common  shares at an  exercise
         price  of  $4.00  per  share.  Accordingly,   with  respect  to  shares
         beneficially  owned  by all  executive  officers  and  Directors,  such
         105,000 shares are only counted one time.

(4)      Consists of presently  exercisable options to purchase 15,000 shares of
         Class A Common Stock at an exercise price of $4.00 per share.

(5)      Includes  presently  exercisable  options to purchase  15,000 shares of
         Class A Common Stock at an exercise price of $4.00 per share.

(6)      Michelle Roberts-O'Donnell is the daughter of Joseph V. Roberts.

                                      -3-

                       PROPOSAL 1 - ELECTION OF DIRECTORS

NOMINEES

         Unless otherwise specified, all Proxies received will be voted in favor of the election of the persons named below as directors of the Company, to serve until the next  Annual  Meeting of  Shareholders  of the Company and until their successors  shall be duly  elected  and  qualified.  The  terms  of the  current directors  expire at the Meeting and when their  successors are duly elected and qualified.  Management has no reason to believe that any of the nominees will be unable or  unwilling  to serve as a  director,  if  elected.  Should  any of the nominees not remain a candidate  for  election at the date of the  Meeting,  the
Proxies will be voted in favor of those  nominees who remain  candidates and may be voted  for  substitute  nominees  selected  by the  Board of  Directors.  All nominees are currently  directors of the Company.  The names of the nominees and certain information concerning them are set forth below:

                                                                                                    First Year
               NAME                             PRINCIPAL OCCUPATION                  AGE         BECAME DIRECTOR
               ----                             --------------------                  ---         ---------------
Joseph V. Roberts                   Chairman  of the Board  and  Chief  Executive      59              1979
                                    Officer of the Company

Kathleen A. Hill                    Secretary, President and Chief Operating           51              1979
                                    Officer of the Company

* Michael Gosman                    Associate, Boston Realty Advisors,                 43              1993
                                    Boston, MA

* Samuel R. Shipley, III            Investment Banker- Ariane Capital Partners         65              1995
                                    LLC, Villanova, PA

Michelle Roberts-O'Donnell          Adjunct Professor,  LeBow College of               36              1997
                                    Business, Drexel University

* Jane Scaccetti                    CPA, Principal Shareholder, Drucker &              51              1994
                                    Scaccetti, P.C., Philadelphia, PA

* Richard Kresky                    Consultant; Retired Vice President of              64              1999
                                    Marriott Corporation, Washington, D.C.

----------------------
*   Independent Director

                                      -4-

         Joseph V.  Roberts has been  Chairman of the Board and Chief  Executive
         Officer of the Company since its inception in March, 1979.

         Kathleen A. Hill has been President and Chief Operating  Officer of the
         Company since June 1995;  Chief  Operating  Officer of the Company from
         1991 to 1995;  Senior Vice  President of the Company from 1985 to 1991;
         and Secretary of the Company and a Director since 1979.

         Currently,  Michael Gosman is a real estate sales  associate for Boston
         Realty Advisors with offices in Boston, MA and Weston, MA. From 2001 to
         2004,  he was an owner and Chief  Executive  Officer  of Sleep  Ave,  a national sleep disorder company that managed sleep  diagnostic  centers for hospitals, physician groups and free standing centers. From 1997 to
         2000,  Mr. Gosman was Executive  Vice  President of  Development  and a
         Director of CareMatrix  Corporation located in Needham,  MA., a company that owned,  managed, and developed senior housing. In 1990, he was one of the founders of Continuum Care Corporation, a healthcare development company,  located in Wellesley,  MA. where he served as Executive  Vice
         President  until 1996. From 1987 until 1990, Mr. Gosman was a financial analyst with Meditrust,  a national  healthcare Real Estate  Investment
         Trust  located  in  Waltham,  MA.  From  1985  through  1987,  he was a financial  analyst for The  Mediplex  Group,  a national  company  that owned, developed, and managed nursing homes. He graduated from Skidmore
         College in 1985 with a Bachelor of Science.

         Samuel R. Shipley, III is Managing Director and Chief Executive Officer
         of Ariane Capital  Partners LLC, an investment  banking firm located in
         Villanova,  PA that  specializes in raising  capital for private equity firms.  He has also been  Managing  Director of Shipley  Raidy  Capital
         Partners,  LP since 1993.  Previously,  Mr.  Shipley  was the  Managing
         Director of  Philadelphia  First Group,  an investment  banking firm in
         West  Conshohocken,  PA. For more than twenty-three  years, Mr. Shipley has been a senior executive in the investment  banking  industry,  with specialties in corporate  finance,  mergers and  acquisitions and other corporate financial advisory services

         Michelle  Roberts-O'Donnell,  has served in full-time capacities at the
         Company  between  1987  and  2002  (most  recently  as  Vice  President
         Operations & Business  Development) and still performs special projects at the request of  management.  She is also  Adjunct  Professor  at the
         LeBow College of Business at Drexel  University and serves on the Board of Directors of other companies.

         Richard  Kresky is  retired.  Previously  he was  employed  in the food services  industry  for 35 years,  most  recently as Vice  President of
         Marriott  Corporation,   Washington,  D.C.  He  held  senior  operation
         positions with Interstate  United,  Stouffers and Service Systems prior to their  acquisition by Marriott.  Mr. Kresky is a founding  member of the Society for Food  Service  Management,  serving  three terms on the
         Board of Directors and a year as the President of the  organization  in
         1996.

         Jane Scaccetti,  a CPA, has been a shareholder and principal of Drucker
         & Scaccetti PC, a private accounting firm, since 1990. Ms Scaccetti has over 29 years  of  experience  in tax and  financial  services  and was

                                      -5-

         formerly a partner in a national  accounting firm. Ms. Scaccetti serves as a  director  of The Pep  Boys-  Manny,  Moe & Jack,  and Di  Giorgio
         Corporation.

MEETINGS

         During the year ended June 30, 2005 the Board of  Directors  held three meetings,  which  all  directors  except  for  Michelle  Roberts-O'Donnell,  Sam
Shipley,   and  Jane   Scacetti   attended   in   person   or  by   phone.   Ms.
Roberts-O'Donnell,  Mr.  Shipley and Ms.  Scacetti  attended two of the meetings during  the  year  ended  June  30,  2005.  The  Company  does not have a policy concerning  director  attendance at the Company's annual meeting.  However,  all
directors   attended  in  person  or  by  phone  the  last  annual   meeting  of
shareholders.  From time to time,  the Members of the Board of Directors  act by
unanimous   written  consent  pursuant  to  the  Laws  of  the  Commonwealth  of
Pennsylvania.

         The  Board  of  Directors  does not have a  Nominating  Committee,  the customary functions of which are performed by the entire Board of Directors. The
Board  of  Directors  has  determined  that  it is  appropriate  not  to  have a nominating  committee  because  of the  relatively  small  size of the  Board of
Directors,  and because the entire Board of Directors  effectively  functions in the capacity of a nominating committee.

         The Board of Directors considers  recommendations for director nominees from a wide variety of sources, including business contacts,  community leaders, third-party advisory services and members of management.  The Board of Directors also  considers  shareholder  recommendations  for  director  nominees  that are properly  received in accordance with the Company's  Bylaws and applicable rules and regulations of the Securities and Exchange Commission (the "SEC").

         The Board of Directors  believes that all of its directors  should have the highest  personal  integrity  and have a record of  exceptional  ability and judgment. The Board of Directors also believes that its directors should ideally reflect  a mix  of  experience  and  other  qualifications.  There  is  no  firm requirement of minimum  qualifications  or skills that  candidates must possess.
The  Board of  Directors  evaluates  director  candidates  based on a number  of qualifications,  including their  independence,  judgment,  leadership  ability,
expertise  in  the  industry,   experience  developing  and  analyzing  business
strategies,  financial  literacy,  risk  management  skills,  and, for incumbent directors, his or her past performance.

         The Board of Directors initially evaluates a prospective nominee on the basis of his or her resume and other  background  information that has been made available to them.  A member of the Board of Directors  will contact for further review  those  candidates  who they  believes are  qualified,  who may fulfill a
specific  Board  of  Directors  need  and  who  would   otherwise  best  make  a
contribution to the Board of Directors.

         The  Board of  Directors  has an Audit  Committee,  which  reviews  the
Company's  financial  statements and  accounting  policies,  resolves  potential conflicts of interest, receives and reviews the recommendations of the Company's independent  auditors and confers with the Company's  independent  auditors with respect to the training and supervision of internal accounting personnel and the

                                      -6-

adequacy of internal accounting controls. The Audit Committee held five meetings during the fiscal year ended June 30,  2005.  For the fiscal year ended June 30,
2005, the members of the Audit Committee were Samuel Shipley and Jane Scaccetti.
All members of the Company's  Audit Committee are independent as independence is defined in Rule  4200(a)(15)  of the NASD  listing  standards.  The  Company has determined  that both Mr.  Shipley and Ms.  Scaccetti are  Financial  Experts as
defined in Rule 401(h) of  Regulation  S-K. The Board of Directors has adopted a written charter for the Audit Committee which is attached hereto as Annex A.

         The Board of Directors has a Compensation  Committee,  which recommends to the Board of Directors  compensation  for the  Company's key  employees.  The
Compensation  Committee  held no meetings  during the fiscal year ended June 30,
2005. For the fiscal year ended June 30, 2005,  the members of the  Compensation
Committee  were Richard Kresky  (Chairman)  and Sam Shipley.  All members of the
Company's  Compensation  Committee are independent as independence is defined in
Rule 4200(a)(15) of the NASD listing standards.

AUDIT COMMITTEE REPORT

         The Audit Committee of the Board has furnished the following  report on its activities with respect to its oversight  responsibilities during the fiscal year ended June 30, 2005. The report is not deemed to be  "soliciting  material"
or to be "filed" with the Securities and Exchange  Commission ("SEC") or subject to the SEC's proxy  rules or to the  liabilities  of Section 18 of the  Exchange
Act, and the report shall not be deemed incorporated by reference into any prior or  subsequent  filing by the  Company  under  the  Securities  Act of 1933,  as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference to such filing.

         The Audit  Committee has reviewed and  discussed the audited  financial statements with the management of the Company and has discussed matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards,  AU
Section  380)  with  Moore  Stephens,  P.C.  ("Moore  Stephens")  the  Company's
independent  auditors  for the  fiscal  year  ended  June 30,  2005.  The  Audit
Committee  has  received  the  written  disclosures  and the  letter  from Moore
Stephens, as required by the Independent Standards Board Standard No. 1, and has
discussed with Moore Stephens the  independence of Moore Stephens.  Based on the review and discussions involving the foregoing,  the Audit Committee recommended to the Board of Directors that the audited  financial  statements be included in the Company's annual report for the fiscal year ended June 30, 2005.

         Submitted by the Audit Committee

                  Samuel R. Shipley
                  Jane Scaccetti

PROCEDURES FOR CONTACTING DIRECTORS

         The Board of Directors has  established a process for  shareholders  to send communications to the Board. Shareholders may communicate with the Board of
Directors  generally or a specific  director at any time by writing to: Kathleen

                                      -7-

A. Hill,  Secretary,  Nutrition  Management Services Company, Box 725, Kimberton
Road,  Kimberton,  Pennsylvania,  19442.  The  Secretary  reviews  all  messages received, and forwards any message that reasonably appears to be a communication from a shareholder  about a matter of shareholder  interest that is intended for communication  to the  Board of  Directors.  Communications  are sent as soon as practicable  to the  director  to whom  they are  addressed,  or to the Board of
Directors  generally.  Because other appropriate  avenues of communication exist for  matters  that are not of  shareholder  interest,  such as general  business complaints or employee grievances,  communications that do not relate to matters of  shareholder  interest  are not  forwarded  to the  Board of  Directors.  The
Secretary  has  the  right,  but not  the  obligation,  to  forward  such  other communications to appropriate channels within the Company.

RECOMMENDATION

         The Board of Directors recommends a vote FOR all of the Nominees.

                             EXECUTIVE COMPENSATION

         The table set forth below shows all annual and  long-term  compensation for services accrued by the Company for services in all capacities for the years ended June 30, 2005,  2004 and 2003 of those  persons who were, at June 30, 2005
(i) the Chief  Executive  Officer and (ii) the Chief  Operating  Officer,  whose compensation exceeded $100,000 in fiscal year 2005.

                         SUMMARY COMPENSATION TABLE (1)

-------------------------------------------------------------------------------------------------------------------
                                            Annual Compensation                         Long-Term Compensation
-------------------------------------------------------------------------------------------------------------------
                                     Fiscal       Base                               Award                  All
Name and Capacity Served              Year       Salary        Bonus      Other      Options    Payouts   Other(2)
------------------------              ----       ------        -----      -----      -------    -------   --------

Joseph V. Roberts                     2005      321,338         --         --         --          --       69,984
Chairman and Chief Executive Officer  2004      312,142          0          0          0           0       68,450
                                      2003      312,212          0          0          0           0       67,849
-------------------------------------------------------------------------------------------------------------------
Kathleen A. Hill                      2005      236,325         --         --         --          --        6,594
Director, President and Chief         2004      228,864          0          0          0           0        6,990
Operating                             2003      228,899          0          0          0           0        5,052
Officer and Secretary
-------------------------------------------------------------------------------------------------------------------
(1)     Presentation of all compensation is on an accrual basis.
(2)     Includes the amount of life insurance  premiums paid on behalf of these executives.

                               STOCK OPTION GRANTS

         During the fiscal years ended June 30,  2005,  2004 and 2003 there were no stock  options  granted to, or  exercised  by, any  executive  officer of the
Company.

EMPLOYMENT AGREEMENTS

                                      -8-

         The Company  currently  has no  employment  agreements  with either its
Chairman  and Chief  Executive  Officer  or its  President  and Chief  Operating
Officer.

DIRECTORS COMPENSATION

         Directors  who are  employees of the Company do not receive  additional compensation  for  their  services  as  Directors.  Non-employee  Directors  are compensated for their services at the rate of $500 for each meeting attended and
$500 for each meeting participated in by telephone. During the fiscal year ended
June 30, 2005, non-employee Directors received $6,750 in compensation.

COMPENSATION COMMITTEE INTERLOCKS

         The members of the Company's  Compensation Committee for the year ended
June 30, 2005 were Richard  Kresky  (Chairman)  and Sam  Shipley.  There were no transactions  between any member of the  Compensation  Committee and the Company during the year ended June 30, 2005. No member of the Compensation Committee was an officer or employee of the Company during the year ended June 30, 2005.

                                      -9-

EQUITY COMPENSATION PLAN INFORMATION

-------------------------------------------------------------------------------------------------------------------
Plan category                   Numbers of securities to     Weighted-average exercise    Number of securities
                                be issued upon exercise of   price of outstanding         remaining available for
                                outstanding options,         options, warrants and        future issuance under
                                warrants and rights          rights                       equity compensation plans
                                                                                          (excluding securities
                                            (a)                         (b)                reflected in column (a))

                                                                                                      (c)

-------------------------------------------------------------------------------------------------------------------
Equity compensation plans
approved by security holders
                                          82,750                        4.00                       None (1)

-------------------------------------------------------------------------------------------------------------------
Equity compensation plans not              None                          --                           --
approved by security holders

-------------------------------------------------------------------------------------------------------------------
(1)     The Company's  1991 Incentive and  Non-Qualified  Stock Option Plan has
         expired.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The  Company  leases  its  executive  offices  from  Ocean 7,  Inc.,  a corporation wholly owned by Joseph V. Roberts.  The term of the lease is for ten years,  and the Company has the option to renew the lease,  on three  occasions, for additional  two-year  periods each. The initial term of the lease expired on
June 30, 2003 and  continues on a month to month lease based on terms  generally similar to those prevailing to unrelated  parties.  During the fiscal year ended
June 30, 2005, the rental expenses paid to Ocean 7, Inc. totaled  $259,758.  The
Company  also leases an apartment  from a  corporation  controlled  by a related party to accommodate visiting clients and employees.

         In addition,  Mr. Roberts received long term advances of which $374,373 and  $375,373  remain  outstanding  as of June 30, 2005 and 2004,  respectively.
Kathleen  A. Hill,  President,  Chief  Operating  Officer  and  Director  of the
Company,  received long term advances of which $59,910 remain  outstanding as of
June 30, 2004 and 2003, respectively.  The Company will enter into a shareholder note  as part of a  compensation  agreement,  currently  being  reviewed  by the compensation  committee,  for all notes to be repaid over a five-year  period at the Federal adjusted interest rate.

         In  connection  with the  Company's  Revolving  Credit  Facility in the amount of  $3,500,000,  Joseph V.  Roberts  was  required  to  execute a limited personal guaranty in the amount of $3,000,000.

                                      -10-

ANNUAL REPORT

         All  shareholders  of record as of the Record Date,  have been sent, or are concurrently herewith being sent, a copy of the Company's 2005 Annual Report for the  year  ended  June  30,  2005,  which  contains  certified  consolidated financial statements of the Company and its subsidiaries for the year ended June
30, 2005.

         ANY SHAREHOLDER OF THE COMPANY MAY OBTAIN,  WITHOUT  CHARGE,  A COPY OF
THE COMPANY'S  ANNUAL REPORT ON FORM 10-K AS AMENDED FOR THE YEAR ENDED JUNE 30,
2005 (WITHOUT EXHIBITS) AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, BY
WRITTEN  REQUEST  TO THE  COMPANY'S  SECRETARY,  NUTRITION  MANAGEMENT  SERVICES
COMPANY, 725 KIMBERTON ROAD, KIMBERTON, PENNSYLVANIA 19442.

         THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE
BOARD'S NOMINEES ON THE ENCLOSED WHITE PROXY CARD.

                                      -11-

                              SHAREHOLDER PROPOSALS

         In order to be considered  for  inclusion in the proxy  materials to be distributed in connection  with the next Annual Meeting of  Shareholders  of the
Company,  shareholders  proposals  for such  meeting  must be  submitted  to the
Company no later than March 11, 2006.

         On May 21,  1998 the  Securities  and  Exchange  Commission  adopted an amendment to Rule 14a-4, as promulgated under the Securities and Exchange Act of
1934, as amended. The amendment to Rule 14a-4(c)(1) governs the Company's use of its discretionary proxy voting authority with respect to a stockholder  proposal which is not  addressed in the  Company's  proxy  statement.  The new  amendment provides that if a proponent of a proposal  fails to notify the Company at least
45 days  prior  to the  month  and day of  mailing  of the  prior  year's  proxy statement,  then the  Company  will be allowed to use its  discretionary  voting authority when the proposal is raised at the meeting,  without any discussion of the matter in the proxy statement.

         With respect to the Company's 2007 Annual Meeting of  Shareholders,  if
the  Company  is not  provided  notice  of a  shareholder  proposal,  which  the shareholder  has  not  previously  sought  to  include  in the  Company's  proxy statement,  by  September  3, 2006 the Company will be allowed to use its voting authority as outlined above.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The  accounting  firm of BDO  Seidman  LLP ("BDO  Seidman")  previously served as the Company's  independent public accountants.  Such firm has no other relationship to the Company or its affiliates. On December 23, 2004, BDO Seidman advised  the  Company  that they were  resigning  as the  Company's  independent auditors. On January 10, 2005, the Board of Directors selected Moore Stephens to serve as the independent  public  accountants of the Company for the fiscal year ended June 30,  2005.  Moore  Stephens  also  audited  the  Company's  financial statement  for the fiscal  years ended June 30, 2004 and June 30, 2003 after the
Company  had been  advised  by BDO  Seidman  that the  Company  should  not have included the independent audit report prepared by such firm for the fiscal years ended June 30, 2004 and June 30, 2003 in the Company's  Form 10-K for the fiscal year  ended June 30,  2005.  Moore  Stephens  has no other  relationship  to the
Company or its  affiliates.  A  representative  of Moore Stephens is expected to attend the Annual Meeting.

         The reports of Moore Stephens on the Company's financial statements for the past two fiscal years did not contain an adverse  opinion or a disclaimer of opinion and were not qualified or modified as to  uncertainty,  audit scope,  or accounting principles.

         The decision to change  accountants was approved by the Audit Committee of the Board of Directors.

         In connection with the audits of the Company's financial  statements by
BDO Seidman for each of the two most recent fiscal years ended June 30, 2004 and through December 23, 2004,  there were no disagreements  with BDO Seidman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure  which, if not resolved to the  satisfaction of BDO
Seidman, would have caused it to make reference to the matter in their report.

                                      -12-

         In connection  with the completion of its audit of, and the issuance of an unqualified report on, the Company's  consolidated  financial  statements for the fiscal year ended June 30,  2004,  BDO Seidman  communicated  to the Company that  the  following  matter  involving  the  Company's  internal  controls  and operation  were  considered  to be a  "reportable  condition",  as defined under standards established by the American Institute of Certified Public Accountants,
or AICPA.

         The Company did not have sufficient  competent accounting personnel and as a result  processes  relating  to  preparation  of the  Company's  income tax accrual,  including lack of timely management review,  contributed to a material adjustment  of the income tax  accounts  in the  fourth  quarter of the  current fiscal year.

         Reportable  conditions  are  matters  coming  to the  attention  of the independent auditors that, in their judgment, relate to significant deficiencies in the design or operation of internal  controls and could adversely  affect the
Company's  ability to record,  process,  summarize  and  report  financial  data consistent  with the  assertions of management in the financial  statements.  In addition,  BDO Seidman advised the Company that they consider this matter, which is listed above,  to be a "material  weakness" that, by itself or in combination could result in a more than remote  likelihood  that a material  misstatement in the financial  statements  will not be prevented or detected by our employees in the normal course of performing their assigned functions.

         As  required  by  SEC  Rule  13a-15(b),  the  Company  carried  out  an evaluation,  under the supervision and with the  participation of its management of the  effectiveness  of the design and operation of the  Company's  disclosure controls  and  procedures  as of June  30,  2004.  Based on the  foregoing,  the
Company's  Chief  Executive  Officer  ("CEO") and  Principal  Financial  Manager
("PFM")  determined that the Company's  disclosure  controls and procedures were not  effective  at a  reasonable  assurance  level  based  upon  the  deficiency identified  by BDO  Seidman.  However,  the CEO and PFM noted  that the  Company remedied  this  deficiency  and did not note any other  material  weaknesses  or significant  deficiencies  in the Company's  disclosure  controls and procedures during their evaluation..

         Based on their  evaluation,  as of the end of the period covered by the
Company's  Annual  Report or Form 10-K for the year  ended  June 30,  2005,  the
Company's Chief Executive Offer and Principal  Financial  Manager have concluded the Company's  disclosure controls and procedures (as defined in Rule 13a-14 and
15d-14 under the Securities Exchange Act of 1934) are effective. There have been no  significant  changes  in  internal  control or in other  factors  that could significantly  affect these controls subsequent to the date of their evaluation, including any  corrective  actions with regard to significant  deficiencies  and material weaknesses.

         The  aggregate  fees  billed to the Company by Moore  Stephens  and BDO
Seidman for services performed for the years ended June 30, 2005 and 2004 are as follows:

                                      -13-

                                          2005                2004
                                 ------------------    --------------------
Audit Fees .......................      $52,000            $71,000
Audit Related Fees ...............         -                  -
Tax Fees .........................         -               $ 7,900
All Other Fees ...................         -                  -

AUDIT FEES

         The  aggregate  audit fees for the years  ended June 30,  2005 and 2004 were primarily related to the audit of the Company's annual financial statements and review of those  financial  statements  included in the Company's  quarterly reports on Form 10-Q.

AUDIT RELATED FEES

         The Company did not pay any Audit related fees for the years ended June
30, 2005 and 2004.

TAX FEES

         The  Company  did not pay any Tax fees for the year ended June 30, 2005 and paid $7,900 for the year ended June 30, 2004.

ALL OTHER FEES

         The Company did not engage Moore Stephens to perform any other services during the fiscal years ended June 30, 2005 and 2004.

         The audit  committee  has  considered  whether the  provision  by Moore
Stephens  of the  services  covered  by the fees  other  than the audit  fees is compatible with maintaining Moore Stephens' independence and believes that it is compatible.

PRE-APPROVAL POLICIES

         All audit and  non-audit  services  to be  performed  by the  Company's independent accountant must be approved in advance by the Audit Committee.

                                  OTHER MATTERS

         As of the date of this Proxy Statement,  management knows of no matters other than those set forth herein which will be presented for  consideration  at the  Meeting.  If any other matter or matters are  properly  brought  before the
Meeting or any adjournment  thereof, the persons named in the accompanying Proxy will have discretionary authority to vote or otherwise act, with

                                      -14-

respect to such  matters in  accordance  with  their  judgment.  Proxy will have discretionary  authority to vote or otherwise  act, with respect to such matters in accordance with their judgment.

                                             JOSEPH V. ROBERTS
                                             Chairman and
                                             Chief Executive Officer

                                      -15-

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                      NUTRITION MANAGEMENT SERVICES COMPANY
             PROXY -- ANNUAL MEETING OF SHAREHOLDERS MARCH 15, 2006

     The undersigned,  a shareholder of Nutrition Management Services Company, a
Pennsylvania  corporation  (the "Company"),  does hereby  constitute and appoint
Joseph Roberts and Kathleen Hill and each of them, the true and lawful attorneys and  proxies  with full power of  substitution,  for and in the name,  place and stead of the  undersigned,  to vote all of the  shares  of  Common  Stock of the
Company that the undersigned would be entitled to vote if personally  present at the  2005  Annual  Meeting  of  Shareholders  of  the  Company  to  be  held  at
Collegeville Inn Conference and Training Center, 4000 Ridge Pike,  Collegeville,
Pennsylvania 19426  on March 15,  2006 at  10:00  a.m.,  local  time,  or at any adjournment or adjournments thereof.

     The undersigned  hereby instructs said proxies or their  substitutes as set forth below.

(1)  ELECTION OF DIRECTORS:

     The election of Joseph V. Roberts, Kathleen A. Hill, Michael Gosman, Samuel
     R.  Shipley,  III,  Michelle  Roberts-O'Donnell,  Richard  Kresky  and Jane
     Scaccetti.

     / / FOR        / / TO WITHHOLD AUTHORITY TO VOTE FOR ALL
         NOMINEES       NOMINEES

     TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S),
     PRINT NAME(S) BELOW:

     ---------------------------------

                                                 (Continued on the reverse side)

                                      -16-

     THIS PROXY WILL BE VOTED IN  ACCORDANCE  WITH ANY  DIRECTIONS  HEREINBEFORE
GIVEN.  UNLESS  OTHERWISE  SPECIFIED,  THIS  PROXY  WILL BE VOTED  TO ELECT  THE
NOMINEES AS DIRECTORS,  AND IN ACCORDANCE  WITH THE DISCRETION OF THE PROXIES OR
PROXY WITH RESPECT TO ANY OTHER BUSINESS TRANSACTED AT THE ANNUAL MEETING.

     The undersigned  hereby revokes any proxy or proxies  heretofore  given and acknowledges  receipt  of a copy of the  Notice  of  Annual  Meeting  and  Proxy
Statement and a copy of the Company's  Annual Report on Form 10-K for the fiscal year ended June 30, 2005.

                                        Please  mark,  date,  sign and mail this
                                        proxy in the envelope  provided for this
                                        purpose.   No  postage  is  required  if
                                        mailed in the United States.

                                                         , 2006

                                        _________________________________ (L.S.)

                                        _________________________________ (L.S.)
                                             Signature(s)

                                        NOTE:  Please sign  exactly as your name
                                        or names appear hereon.  When signing as
                                        attorney,    executor,    administrator,
                                        trustee or guardian, please indicate the
                                        capacity in which signing.  When signing
                                        as joint  tenants,  all  parties  in the
                                        joint tenancy must sign. When a proxy is
                                        given by a  corporation,  it  should  be
                                        signed  with  full  corporate  name by a
                                        duly authorized officer.